UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 11, 2013

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

An extraordinary general meeting of the shareholders of Noble Corporation, a Swiss corporation (“Noble Swiss”) was held on October 11, 2013. The meeting was held for shareholders to consider a proposal to approve a merger agreement (the “Merger Agreement”), pursuant to which the Noble group of companies would effect a change in the place of incorporation of its publicly traded parent company from Switzerland to the United Kingdom.

At the meeting, the Merger Agreement proposal was approved by the requisite vote of the shareholders of Noble Swiss. Set forth below is the number of votes cast for and against the Merger Agreement proposal, as well as the number of abstentions.

Proposal: Adoption of the Merger Agreement

For	Against	Abstain
192,095,844	1,525,876	354,550

The closing of the merger contemplated by the Merger Agreement remains subject to the conditions set forth in the Merger Agreement, including the approval by Noble Swiss shareholders of the Merger Agreement, which are described in the definitive proxy statement/prospectus dated September 5, 2013, filed by Noble-Swiss and Noble Corporation Limited (“Noble UK”). Noble expects the merger to be effective by the end of October.

Item 8.01	Other Events.

A copy of the press release issued by Noble Swiss announcing the approval of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report and the exhibit hereto may contain “forward-looking statements” about the business, financial performance and prospects of Noble Swiss. Statements about Noble or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the timing of the effectiveness of the merger, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of some of these factors, including risks and uncertainties, is set forth from time to time in filings made by Noble Swiss with the Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2013

NOBLE CORPORATION

By:	/s/ James A. MacLennan
James A. MacLennan Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 11, 2013.